Exhibit 99.1

37th Annual Bank of America Investors Conference September 19, 2007

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

What's Important to Know about Tesoro Recent pullback in stock price allows excellent buying opportunity Undervalued based on long-term fundamentals Greater percentage pullback than peer group Building Cash Flow and Earnings above what the commodity market provides From existing assets Organic growth projects focused on crude flexibility, conversion unit upgrades and refinery process control modernization Golden Eagle Coker Modification West Coast exposure with historically premium margins to Gulf Coast From acquisitions Shell and USA Petroleum will be accretive to earnings and cash flow Approximately $100 million of synergies in first 12-months of operations Anticipate $125 to $150 million of additional benefits from capital improvements $550 million of total EBITDA

Growth through Strategic Acquisitions Improve Financial Performance Improve Financial Performance Over 500% Total Shareholder Return Since 2003 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Acquisitions $0 $75 $50 Date Acq Debt R Improv Acqu 1/2/1998 7.84 1/5/1998 7.75 1/6/1998 7.53 1/7/1998 7.63 1/8/1998 7.75 1/9/1998 7.56 1/12/1998 7.41 1/13/1998 7.59 1/14/1998 7.72 1/15/1998 7.78 1/16/1998 7.97 1/20/1998 7.97 1/21/1998 7.78 1/22/1998 7.59 1/23/1998 7.5 1/26/1998 7.69 1/27/1998 7.84 1/28/1998 8.03 1/29/1998 7.94 1/30/1998 8 2/2/1998 7.97 2/3/1998 8.03 2/4/1998 8.03 2/5/1998 8.06 2/6/1998 8.13 2/9/1998 8.16 2/10/1998 8.31 2/11/1998 8.34 2/12/1998 8.34 2/13/1998 8.16 2/17/1998 8 2/18/1998 7.88 2/19/1998 7.81 2/20/1998 7.81 2/23/1998 7.66 2/24/1998 7.75 2/25/1998 7.97 2/26/1998 8.03 2/27/1998 8.28 3/2/1998 8.41 3/3/1998 8.5 3/4/1998 8.03 3/5/1998 8.06 3/6/1998 8.16 3/9/1998 8.03 3/10/1998 8.06 3/11/1998 8.38 3/12/1998 8.13 3/13/1998 8.13 3/16/1998 8.41 3/17/1998 8.28 3/18/1998 8.31 3/19/1998 8.56 3/20/1998 8.66 3/23/1998 8.75 3/24/1998 8.53 3/25/1998 8.53 3/26/1998 8.75 3/27/1998 8.69 3/30/1998 8.78 3/31/1998 8.94 4/1/1998 8.97 4/2/1998 9.22 4/3/1998 9.44 4/6/1998 9.41 4/7/1998 9.06 4/8/1998 9.16 4/9/1998 9.44 4/13/1998 9.75 4/14/1998 9.88 4/15/1998 9.75 4/16/1998 9.75 4/17/1998 9.81 4/20/1998 9.78 4/21/1998 9.84 4/22/1998 9.97 4/23/1998 10.13 4/24/1998 9.97 4/27/1998 9.66 4/28/1998 9.59 4/29/1998 9.53 4/30/1998 9.94 5/1/1998 10.5 5/4/1998 10.38 5/5/1998 10.31 5/6/1998 10.16 5/7/1998 10.09 5/8/1998 10.28 5/11/1998 10.13 5/12/1998 10.28 5/13/1998 10.16 5/14/1998 10 5/15/1998 9.94 5/18/1998 9.53 5/19/1998 9.88 5/20/1998 9.91 5/21/1998 9.84 5/22/1998 9.72 5/26/1998 9.78 Kapolei Acquired Anacortes Acquired Salt Lake City & Mandan Acquired Golden Eagle Acquired L.A. Refinery Acquisition Announced $25

Busy 2007... Expected To Continue ACQUISITIONS RECORD THROUGHPUT CAPITAL PROGRAM DEBT PAYMENT SYNERGY CAPTURE '07 MAINTENANCE DONE ACCELERATION 2H07 INVESTMENT GRADE?

Understanding the Tesoro System

The West Coast Product Market Is Unique RFG Sulfur 30 ppm Benzene 1.0% CARB 3 Sulfur 20 ppm Benzene 0.8%

West Coast Dynamics 2004 2005 2006 2007 YTD West Coast 18.28 20.18 22.59 27.62 Gulf Coast 6.47 10.82 10.9 16.19 Regional Crack Spreads West Coast margins are the highest in the world Stringent emission standards Worldwide blendstock production limited Source: Platt's, OPIS 2001 2002 2003 2004 2005 2006 2007 YTD* Europe 9614 4605 4142 17175 10915 9792 45785 Far East 18288 12715 17132 10689 13800 26942 53845 South America 3107 1334 2912 6740 6825 4211 7144 Canada 6397 4855 15967 21678 20926 11679 16110 Middle East 3400 4647 11726 6380 6997 4312 14580 Africa 605 1512 1559 - 792 425 - West Coast Gasoline Imports Source: EIA '04-'06 Avg. West Coast increasingly dependent on imports Imports are mandatory to keep supply/demand balanced Price-setting mechanism *As of July, 2007

PRODUCT FUNDAMENTALS Mid-Continent Assets CRUDE FUNDAMENTALS Increasing production of light/sweet crude from Williston Basin Canadian Syncrude production expected to increase Impacted by Canadian sweet and sour crude supply and area refinery maintenance Refinery modifications expected to pressure local sweet crude oil grades Recent refinery issues have caused product shortages Incremental supply from the Gulf Coast Demand in PADD IV ahead of nationwide numbers Gasoline Gasoline Salt Lake City, UT Mandan, ND

Market Fundamentals

Current West Coast Market 1/5/2007 1/12/2007 1/19/2007 1/26/2007 2/2/2007 2/9/2007 2/16/2007 2/23/2007 3/2/2007 3/9/2007 3/16/2007 3/23/2007 3/30/2007 4/6/2007 4/13/2007 4/20/2007 4/27/2007 5/4/2007 5/11/2007 5/18/2007 5/25/2007 6/1/2007 6/8/2007 6/15/2007 6/22/2007 6/29/2007 7/6/2007 7/13/2007 7/20/2007 7/27/2007 8/3/2007 8/10/2007 8/17/2007 8/24/2007 8/31/2007 USWC 3-2-1 22.59 21.87 21.16 23.24 26.39 27.52 30.61 30.09 31.35 35.55 38.42 37.25 38.59 35.85 39.12 38.64 37.71 40.15 37.3 36.32 34.64 32.42 28.62 26.79 28.15 26.62 24.05 25.73 20.05 15.96 12.38 10.93 12.48 12.79 13.19 USWC Weekly 3-2-1 Crack USWC cracks have seen significant movement Reached 2007 high around $40 in 1H 2007 Cracks have dropped significantly this summer Currently well below the 3-year average Source: Platt's PADD 5 Refinery Utilization & Imports Source: EIA Refinery utilization is trending up in 2007 Utilization low during 1st Quarter, but refineries have run at higher rates ever since Minimal PADD 5 unplanned downtime this summer Less imports necessary as a result 1/7/2007 2/7/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 8/7/2007 Utilization 86.2 80.1 79 87.7 90.9 86.6 86.9 89.8 Imports 40 86 101 142 118.75 110.8 101.5 57.2 '04-'06 Avg. '04-'06 Avg. Imports

2H 2007 West Coast Issues September October November December Crude Distillation 198 174 193 132 Upgrading/Conversion 66 86 140 68 PADD 5 Planned Turnarounds Increased turnaround activity through YE Significant crude and upgrading capacity coming offline through the end of the year Incremental effect of unplanned downtime Source: PIRA PADD 5 Gasoline Inventory Source: EIA Gasoline inventory levels are trending normally Levels are in the middle of 5-yr range Expect draw down through year end, as has occurred historically January February March April May June July August September October November December 30.346 31.222 31.121 31.343 30.64 30.322 30.015 29.598 28.175 28.285 28.252 28.378 27.118 27.957 28.893 28.968 27.885 27.724 27.324 28.388 28.375 28.052 29.44 28.984 28.419 29.264 29.228 28.788 29.077 29.418 28.717 28.694 27.642 27.15 27.492 27.794 28.248 28.332 28.757 29.268 28.509 27.694 27.684 26.918 26.404 26.894 27.201 26.727 27.402 27.324 27.319 28.596 5-Yr Range 2.901 2.007 2.181 2.211 3.777 4.044 4.145 3.663 5.59 4.326 4.26 2.522 3.152 3.248 3.534 3.635 5.44 7.398 5.561 4.365 4.879 5.223 4.082 4.483 4.342 4.705 5.429 6.384 5.134 4.323 4.308 3.299 3.414 3.505 4.137 3.944 3.825 3.789 2.391 2.921 3.456 4.161 3.186 4.091 5.15 4.839 5.208 6.832 7.015 5.64 4.801 4.031 2007 29.544 30.809 31.574 31.924 31.511 32.582 31.721 30.818 30.116 28.561 28.55 27.067 27.311 26.013 27.737 27.049 26.329 27.444 28.622 28.815 29.562 30.897 29.676 31.012 31.24 30.578 30.939 30.013 30.673 31.609 31.262 30.467 29.456 30.57 29.424 29.403 2006 30.772 31.777 32.567 33.554 34.417 34.366 34.16 33.261 33.765 32.611 32.512 30.9 29.686 31.205 29.476 28.968 27.885 27.724 28.968 29.713 29.479 30.26 31.17 31.48 30.957 31.448 33.296 32.445 32.041 31.889 30.183 30.401 31.056 29.998 30.71 29.389 29.07 28.933 29.813 29.779 28.509 28.798 28.358 28.026 26.873 26.894 27.206 26.727 27.402 27.324 27.319 28.596 5-Yr Average 31.71 32.1288 32.208 32.184 31.985 31.908 31.2188 30.482 30.2966 29.571 30.005 29.625 29.349 30.1052 30.4542 30.2268 30.4132 31.1064 30.8694 31.048 30.992 30.6006 30.8174 30.782 30.3282 30.6504 31.2766 31.6776 31.2704 31.1268 30.4698 30.503 29.8024 29.5514 29.8742 29.6546 29.7768 29.9358 29.823 30.4248 30.302 29.837 29.2438 28.7136 28.1592 28.4976 29.1958 29.5032 30.1376 30.0324 30.1708 30.7516 5-Year Avg.

Longer-term Fundamentals 2004 2005 2006 2007 YTD West Coast 0.923 0.904 0.894 0.89 2004-2007 US Utilization Utilization unlikely to reach 2004 levels Longer turnaround times Lack of on-spec product during turnarounds Source: EIA 9/1/2006 9/2/2006 9/3/2006 9/4/2006 9/5/2006 9/6/2006 9/7/2006 9/8/2006 9/9/2006 9/10/2006 9/11/2006 9/12/2006 9/13/2006 9/14/2006 9/15/2006 9/16/2006 9/17/2006 9/18/2006 9/19/2006 9/20/2006 9/21/2006 9/22/2006 9/23/2006 9/24/2006 9/25/2006 9/26/2006 9/27/2006 9/28/2006 9/29/2006 9/30/2006 10/1/2006 10/2/2006 10/3/2006 10/4/2006 10/5/2006 10/6/2006 10/7/2006 10/8/2006 10/9/2006 10/10/2006 10/11/2006 10/12/2006 10/13/2006 10/14/2006 10/15/2006 10/16/2006 10/17/2006 10/18/2006 10/19/2006 10/20/2006 10/21/2006 10/22/2006 10/23/2006 10/24/2006 10/25/2006 10/26/2006 10/27/2006 10/28/2006 10/29/2006 10/30/2006 10/31/2006 11/1/2006 11/2/2006 11/3/2006 11/4/2006 11/5/2006 11/6/2006 11/7/2006 11/8/2006 11/9/2006 11/10/2006 11/11/2006 11/12/2006 11/13/2006 11/14/2006 11/15/2006 11/16/2006 11/17/2006 11/18/2006 11/19/2006 11/20/2006 11/21/2006 11/22/2006 11/23/2006 11/24/2006 11/25/2006 11/26/2006 11/27/2006 11/28/2006 11/29/2006 11/30/2006 12/1/2006 12/2/2006 12/3/2006 12/4/2006 12/5/2006 12/6/2006 12/7/2006 12/8/2006 Unplanned 263500 263500 263500 313500 313500 313500 313500 313500 313500 313500 313500 313500 313500 339500 339500 339500 339500 414500 414500 414500 414500 579500 579500 744500 744500 744500 744500 553500 696500 843500 843500 843500 1173500 1173500 1208500 1687500 1687500 1687500 1586500 1586500 1521500 1521500 1563500 1628500 1777500 1777500 1485500 1440500 1375500 1601500 1661500 1471500 1471500 1471500 1636500 1397500 1397500 1407500 1407500 1407500 1407500 1432500 1432500 1432500 1432500 1384500 1384500 1289500 1289500 1289500 1164500 1139500 1139500 1139500 1139500 1139500 974500 974500 974500 914500 914500 914500 914500 1000500 910500 980500 980500 770500 952500 952500 952500 1180500 1180500 912500 656500 656500 656500 656500 628500 Planned 45000 45000 45000 95000 95000 95000 95000 95000 95000 95000 95000 95000 95000 121000 121000 121000 121000 196000 196000 196000 196000 236000 236000 236000 236000 236000 236000 210000 353000 303000 433000 433000 763000 763000 798000 1141000 1141000 1011000 936000 936000 936000 936000 978000 978000 978000 978000 978000 978000 978000 1210000 1264000 1239000 1185000 1185000 1195000 1195000 1195000 1195000 1195000 1195000 1195000 1195000 1195000 1195000 1195000 1147000 1147000 1052000 1052000 1052000 927000 927000 927000 927000 927000 927000 762000 762000 762000 696000 696000 696000 696000 696000 606000 676000 676000 396000 396000 396000 396000 446000 446000 446000 320000 320000 320000 320000 320000 2007 US Planned vs. Unplanned Downtime Source: EIA Utilization impacted by unplanned downtime Restarts offer potential disruptions Units not getting any younger Find bigger issues in units once turnaround starts MBPD

Announced Global Refinery Construction Plans 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Crude 1024 1337 953 3058 950 90 500 500 0 0 0 Conversion 1206 310 521 2188 667 0 388 388 0 0 0 Hydrotreating 930 350 945 2214 733 0 456 456 0 0 0 Coking 360 361 193 891 167 132 74 74 0 0 0 Source: Oil & Gas Journal, Press Releases 10 Year Avg Max 1 Year 2007 - 2014

Construction Factors Source: meps steel prices 2000 2001 2002 2003 2004 2005 2006 $/ton 78.56 76.5 76 75 85 93.5 107.5 Cement Prices +43% 2000 2001 2002 2003 2004 2005 2006 $/ton 262 250 240 308 376 446 501 Steel Wire Rod Prices +109% Source: U.S. Geological Survey Source: National Science Foundation Labor Compressors Pumps Exchangers Columns Pipe 2005-2003 (% Change) 16.8 25 35 50 60 89 Fabricated Equipment 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 $/ton 100 97.39869685 92.12325008 88.61393548 86.76797813 85.40396532 85.98269789 88.65484589 92.98735769 101.0177711 105.7563935 Engineering Graduate Enrollment Source: Project Management Institute

Expected Global Refinery Construction 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Crude 1024 1337 703 1443 1050 705 500 400 250 500 0 Conversion 1206 310 327 1175 745 477 388 310 194 388 0 Hydrotreating 930 350 717 1045 825 561 456 365 228 456 0 Coking 360 361 156 670 182 223 74 259 237 274 200 10 Year Avg Max 1 Year Source: Oil & Gas Journal, Press Releases, Tesoro estimates 2007 - 2017

Supply/Demand Model Drivers World GDP Growth Source: PIRA, EIA,IEA, World Bank 2000-2006 2007-2017 Actual 2.78 TSO 3.5 P&G 3.2 2000-2006 2007-2017 Actual 1.9 TSO 1.5 P&G 1.5 Distillate Demand Growth 2000-2006 2007-2017 Actual 2 TSO 2.5 P&G 2.4 Gasoline Demand Growth Tesoro Purvin & Gertz 2007 - 2017

Gulf Coast Crack Forecast 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Actual 4.76 4.79 3.66 5.1 6.75 11.89 10.88 Tesoro Base 10.88 11.34 9.51 8.91 8.84 7.13 6.32 6.16 6.11 6.21 6.64 6.76 Consultant Average** 10.88 9.24 8.42 7.37 6.56 6.01 6.09 6.13 6.25 6.42 6.59 6.7 2007 YTD $16.09/bbl* *Source: Platt's **Average of 3 industry consultants '04-'06 Avg. Additional $11/bbl on the West Coast 2007 - 2017

Acquisition and Capital Review

Acquisition and Capital Overview Closed in May, 2007 Used $1.1 billion of cash Paid off all short-term debt Pro Forma Debt:Cap of 33%* Assessing capital program $1 billion over next five years Assessing scope and timing Capturing synergies Continue making progress and learning ACQUISITION $900 million budgeted in 2007 Largest program in company history $100 million of additional, incremental EBITDA in 2007 Re-organization of capital team CAPITAL *At the end of June, the Company's debt to capitalization was 37%. By August 3rd the Company repaid $250 million of outstanding borrowings on our revolving line of credit. Including the debt repayments subsequent to the quarter, our pro-forma debt to capitalization ratio would have been 33% at June 30, 2007.

Anacortes Salt Lake City Los Angeles Golden Eagle Alaska Hawaii Acquisition Synergy Update Crude LAR and GE Crude Sharing Reduce freight cost Term Crude Pricing Diversified CA crude diet Buying power and flexibility on destinations Intermediates VGO Balance Upgrade VGO into product vs. selling into spot market Monetize Naphtha Production Anacortes naphtha converted to CARBOB for the LA market Product Increase Wilmington Rack Sales Increase rack sales by 5-10 MBPD Lower retail supply cost Refinery uplift

Kenai DDU Salt Lake City FCC Modification Anacortes Sulfur Handling GE Control Room Modification GE Wharf Expansion and Crude Blending 2007 Incremental EBITDA Completion 13 13 23 30 56 98 On-line 10 On-line 7 3Q 26 3Q 42 On-line (1)EBITDA based on 2004-2006 historical margin environment. (2)Assumes all projects on-line as of January 1, 2007 EBITDA(1) Growth from non-LAR Capital Projects Projects Annualized(2)

2007(1) 2011 CARB Gasoline NonCARB Gas ULS Diesel CARB Diesel Jet Other Significant Improvement Opportunities Los Angeles Refinery Production Plans (MBPD) (1) Excludes planned turnaround performed prior to closing 55 8 10 6 16 21 7 13 11 8 61 Anticipate $125 to $150 million of annual benefit from investments focused on increasing reliability, throughput and supply of clean fuels by an estimated 21 MBPD - fully realized by 2011 Replace existing boilers 98% lower NOx emissions, better fuel efficiency Replace existing cogeneration facility 50% reduction in NOx emissions Improve plant electrical infrastructure RELIABILITY UPGRADES CONVERSION EFFICIENCY Install new coker heater to increase coker throughput Realign hydroprocessing units to increase distillate yields CRUDE FLEXIBILITY Upgrade waterborne crude oil receiving system and crude tankage allowing additional waterborne shipments TOTAL 121 TOTAL 95

Capital Spending 2006 2007E Maintenance (Admin/IT) 148 143 TAR 117 125 REQ 135 171 Improvement 151 126 CI&L 19 25 Coker 310

Golden Eagle Coker Modification *Based on trailing 3-year avg. 2004-2006 Planned Completion Early 2008 Cost $475 - $525 MM EBITDA* $90 - $110 MM/yr Completion Percent 99% Engineering 47% Construction

Building Cash Flow and Earnings above what the commodity market provides Focused on delivering promised growth and unlocking additional system wide value* $450 million of EBITDA from Shell's Los Angeles refinery and USA Petroleum assets $100 million of synergies in first 12 months from LAR $100 million of additional, recurring EBITDA from non-LAR strategic capital program in 2007 $100 million incremental from Coker Modification Project on an annual basis, expected on-line in early 2008 A Clear Path for Increasing Shareholder Value *EBITDA based on 2004-2006 historical margin environment; $9 USGC crack.

Appendix

Pro-Forma Tesoro System CARB Gasoline, CARB Diesel Complexity 13.5 MBPD 166 Martinez, California CARB Gasoline, CARB Diesel Complexity 16.4 MBPD 100 Los Angeles, California Jet Complexity 4.5 MBPD 94 Kapolei, Hawaii Gasoline Complexity 8.2 MBPD 115 Anacortes, Washington Gasoline & Diesel Complexity 6.3 MBPD 58 Salt Lake City, Utah Gasoline & Diesel Complexity 7.8 MBPD 58 Mandan, North Dakota Long Beach EMEA Denver Corporate London Singapore Jet Complexity 4.9 MBPD 72 Kenai, Alaska Calgary 7 Refineries 663 MBPD total crude capacity 9.7 complexity Over 6,000 employees Tesoro System Highlights Retail Brands Scott There is no reason for having a map of the whole world when most of the locations are in the states. Therefore, EMEA is placed on the side. It's usually best to not have too much info on one slide (boxes to the right) I can either make the 2 boxes below fade into the slide on top of everything or put them on a separate slide. (It's usually best to not have too much info on one slide). Please let me know. Auburn

2007 Organic Growth Projects

PROJECT	BENEFITS
Golden Eagle & Kapolei Control Room Modernization	▪ Improved unit reliability ▪ Improved communication between operating areas ▪ Advanced process control & optimization
Golden Eagle Amorco Wharf Expansion	▪ Potential for 100% waterborne crude ▪ Reduced demurrage ▪ Improved measurement accuracy of receipts
Golden Eagle Coker Modification Project	▪ Complies with Conditional Abatement Order from the BAAQMD ▪ Improved yields ▪ Improve ability to process cheaper feedstocks ▪ Reduces operating costs
SLC Fluid Cat Cracker Optimization	▪ Improved yields ▪ Improve ability to process cheaper feedstocks ▪ Improved reliability
SLC Ultra Low Sulfur Diesel Project	▪ Provides for continued supply of diesel to meet strong market demands
Alaska Ultra Low Sulfur Diesel Project	▪ 10 MBPD diesel desulfurization unit ▪ Sole producer of ULSD in Alaska ▪ Long term supply agreement with Flint Hills
Anacortes Sulfur Handling Project	▪ Will allow processing of an additional 20 lt/day of sulfur ▪ Improve ability to process higher sulfur, cheaper crudes

TESORO

28

Domestic Canada South America Arab Gulf Far East West Africa Mediterranean Total Throughput Completion 266 266 343 372 431 466 501 514 On-line 77 On-line 29 3Q 59 3Q 35 On-line 35 1H 2007 Crude Sources Light Sweet Light Sour Medium Sweet Medium Sour Heavy Sweet Heavy Sour